                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e) (2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          The Salomon Brothers Fund Inc
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

   --------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------
     (5) Total fee paid:

---------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

---------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

---------------------------------------------------------------------------
     (3) Filing Party:

---------------------------------------------------------------------------
     (4) Date Filed:

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

                         THE SALOMON BROTHERS FUND INC

                  125 BROAD STREET, NEW YORK, NEW YORK 10004


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                 March __, 2004
To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of The Salomon Brothers Fund Inc (the "Fund") will be held at the offices of Salomon Brothers Asset Management Inc, 399 Park Avenue, 12th Floor, auditorium, New York, New York, on Tuesday, April 20, 2004, at 3:00 p.m., for the purposes of considering and voting upon the following:

     1.   The election of directors (Proposal 1);

     2. A stockholder proposal to request that the Board of Directors consider liquidating the Fund (Proposal 2); and

     3.   Any other business that may properly come before the Meeting.

     The close of business on February 23, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

     Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If you prefer, you can vote by touch-tone telephone or by the internet by following the instructions on your proxy card. The Fund may also solicit proxies from stockholders personally, by letter or telephone. Voting by telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate stockholders' identities, (ii) allow stockholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. For more information, please call 1-800-423-2107.


                                      By Order of the Board of Directors,


                                      Robert I. Frenkel
                                      Secretary

--------------------------------------------------------------------------------
   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO
  INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET), NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES
  TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT OUR PROXY SOLICITOR, DF KING, AT 1-800-423-2107.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                     REGISTRATION                                  VALID SIGNATURE
                     ------------                                  ---------------
    CORPORATE ACCOUNTS
    ------------------
    (1) ABC Corp. ....................................     ABC Corp. (by John Doe, Treasurer)
    (2) ABC Corp. ....................................     John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer  ...........     John Doe
    (4) ABC Corp. Profit Sharing Plan ................     John Doe, Trustee

    TRUST ACCOUNTS
    --------------
    (1) ABC Trust ....................................     Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78  .........     Jane B. Doe

    CUSTODIAL OR ESTATE ACCOUNTS
    ----------------------------
    (1) John B. Smith, Cust. f/b/o John B. Smith,          John B. Smith
       Jr. UGMA  .....................................
    (2) John B. Smith ................................     John B. Smith, Jr., Executor

                          THE SALOMON BROTHERS FUND INC

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                                -----------------

                                 PROXY STATEMENT


     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Salomon Brothers Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Salomon Brothers Asset Management Inc, 399 Park Avenue, 12th Floor, auditorium, New York, New York, on Tuesday, April 20, 2004 at 3:00 p.m., New York Time (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 15, 2004. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and AGAINST proposal 2. The close of business on February 23, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of February 23, 2004, there were 99,959,350 shares of Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal relating to the election of directors are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. For purposes of determining whether there is a quorum present at the Annual Meeting, abstentions and Broker Non-Votes, as defined below, will be treated as shares that are present. Abstentions and Broker Non-Votes do not count as votes cast with respect to any proposal. With respect to a proposal requiring the affirmative vote of a majority of the outstanding shares of Capital Stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by the Fund, but are not voted on the proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, seven directors are to be elected to hold office until the next Annual Meeting and until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Mr Clifford M. Kirtland attained Director Emeritus status on January 15, 2004.

     The following table provides information concerning each nominee for election as director:



                                                                                          NUMBER OF
                                                                                        FUNDS ADVISED
                                                                                         BY SBAM AND
                                                                                          OVERSEEN             OTHER
                                                                                         BY NOMINEE        DIRECTORSHIPS
                            POSITION HELD     LENGTH OF       PRINCIPAL OCCUPATION       (INCLUDING           HELD BY
  NAME, ADDRESS AND AGE*      WITH FUND      TERM SERVED       DURING PAST 5 YEARS        THE FUND)           NOMINEE
------------------------- ----------------- ------------- ---------------------------- -------------- ----------------------
NON-INTERESTED DIRECTOR NOMINEES

Andrew L. Breech          Director and      Since 1991    President, Dealer                   3                None
 2120 Wilshire Blvd       Member of Audit                 Operating Control Service,
 Santa Monica, CA 90403   and Nominating                  Inc.
 Age: 51                  Committee

Carol L. Colman,          Director and      Since 1992    President, Colman                  35                None
 278 Hawley Road          Member of Audit                 Consulting Co. Inc.
 North Salem, NY 10560    and Nominating
 Age: 58                  Committee

William R. Dill,          Director and      Since 1985    Retired                             3                None
 25 Birch Lane            Member of Audit
 Cumberland Foreside,     and Nominating
 ME 04110                 Committee
 Age: 73

William R. Hutchinson     Director and      Since 2003    President, WR Hutchinson           42       Associated Banc-Corp.
 535 N. Michigan          Member of Audit                 & Associates Inc.; formerly
 Suite 1012               Committee                       Group Vice President,
 Chicago, IL 60611                                        Mergers and Acquisitions,
 Age: 61                                                  BP p.l.c

Louis P. Mattis           Director and      Since 1986    Consultant, Mattis & Co.            3                None
 PO Box 6535              Member of Audit                 LLC
 Snowmass Village,        and Nominating
 CO 81615                 Committee
 Age: 62

Thomas F. Schlafly        Director and      Since 1986    Of Counsel to Blackwell             3                None
 720 Olive Street         Member of Audit                 Sanders Peper Martin LLP
 St. Louis, MO 63101      and Nominating                  (attorneys); President, The
 Age: 55                  Committee                       Saint Louis Brewery, Inc.


----------
*
It is the practice of the Fund that upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

                                                                                                  NUMBER OF
                                                                                                FUNDS ADVISED
                                                                                                 BY SBAM AND
                                                                                                  OVERSEEN           OTHER
                                                                                                 BY NOMINEE      DIRECTORSHIPS
                             POSITION HELD       LENGTH OF          PRINCIPAL OCCUPATION         (INCLUDING         HELD BY
 NAME, ADDRESS AND AGE*        WITH FUND        TERM SERVED         DURING PAST 5 YEARS           THE FUND)         NOMINEE
------------------------   -----------------   -------------   -----------------------------   --------------   --------------
INTERESTED DIRECTOR NOMINEE

R. Jay Gerken CFA**        Chairman,           Since           Managing Director, CGM;              221         None
 Citigroup                 President and       2002            Chairman, President and
 Asset Management          Chief Executive                     Chief Executive Officer of
 ("CAM")                   Officer                             Smith Barney Fund
 399 Park Avenue,                                              Management LLC
 49th Floor                                                    ("SBFM"), Travelers
 New York, NY 10022                                            Investment Adviser, Inc.
 Age 53                                                        ("TIA") and Citi Fund
                                                               Management Inc.;
                                                               President and Chief
                                                               Executive Officer of certain
                                                               mutual funds associated
                                                               with Citigroup Inc.
                                                               ("Citigroup"); Formerly,
                                                               Portfolio Manager of Smith
                                                               Barney Allocation Series
                                                               Inc. (from 1996 to 2001)
                                                               and Smith Barney Growth
                                                               and Income Fund (from
                                                               1996 to 2000)

----------
** Mr. Gerken is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is a director and/or officer of SBAM or certain affiliates of SBAM, the Fund's investment adviser.


     The following table provides information concerning the dollar range** of equity securities beneficially owned by each nominee for election as director as of December 31, 2003:


                           DOLLAR RANGE** OF EQUITY     AGGREGATE DOLLAR RANGE** OF EQUITY SECURITIES IN ALL FUNDS OVER-
NAME OF NOMINEE             SECURITIES IN THE FUND                    SEEN BY NOMINEE AND ADVISED BY SBAM
-----------------------   --------------------------   -----------------------------------------------------------------
NON-INTERESTED DIRECTOR NOMINEES
Andrew L. Breech                       D                                                D
Carol L. Colman                        E                                                E
William R. Dill                        C                                                E
William R. Hutchinson                  C                                                E
Louis P. Mattis                        C                                                C
Thomas F. Schlafly                     C                                                E

INTERESTED DIRECTOR NOMINEE
R. Jay Gerken                          B                                                E

----------
** The dollar ranges are as follows: "A" = none; "B" = $1 - $10,000; "C" = $10,001 - $50,000; "D" = $50,001 - $100,000; "E" = over $100,000.

     No Director or nominee for election as director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2003.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian and the transfer agent. As part of this process, the directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit committee, a Nominating committee and a Proxy committee, which meet periodically during the year and whose responsibilities are described below.

     During the fiscal year ended December 31, 2003, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders but encourages such attendance. None of the six Directors then in office attended the Fund's 2003 annual meeting of stockholders.

     The directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.

     At February 23, 2004, the directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of Common Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 77,751,225 shares, equal to approximately 77% of the Fund's outstanding shares.

     The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman and President, the executive officers of the Fund currently are:

                                   POSITION(S)
                                    HELD WITH          LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  FUND           TIME SERVED                DURING PAST 5 YEARS
-------------------------------   --------------     -------------   ------------------------------------------
Andrew B. Shoup                   Senior Vice        Since 2003      Director of CAM; Senior Vice President
 CAM                              President                          and Chief Administrative Officer of
 125 Broad Street                 and Chief                          mutual funds associated with Citigroup
 10th Floor                       Administrative                     Inc.; Treasurer of certain mutual funds
 New York, NY 10004               Officer                            associated with Citigroup. Head of
 Age: 47                                                             International Funds Administration of
                                  Senior Vice        1998-2002       CAM from 2001 to 2003; Director of
                                  President and                      Global Funds Administration of CAM
                                  Treasurer                          from 2000 to 2001; Head of U.S.
                                                                     Citibank Funds Administration of CAM
                                                                     from 1998 to 2000.

Michael A. Kagan                  Executive Vice     Since 2001      Managing Director of SBAM.
 CAM                              President
 399 Park Avenue
 New York, NY 10022
 Age: 43

Kevin Caliendo                    Executive Vice     Since 2003      Director of CGM (since 2002);
 CAM                              President                          Investment Officer of SBAM (since
 399 Park Avenue                                                     2002); Healthcare Equity Analyst and
 New York, NY 10022                                                  Convertible Bond Fund Portfolio
 Age: 33                                                             Manager for SAC Capital Advisors, LLC
                                                                     (from 2001 to 2002); Convertible Bond
                                                                     Analyst of the Healthcare sector for
                                                                     Wachovia Securities (from 1998 to 2001)

Frances M. Guggino                Controller         Since 2002      Vice President, CGM; Controller of
 CAM                                                                 certain mutual funds associated with
 125 Broad Street, 10th Floor                                        Citigroup.
 New York, NY 10004
 Age: 46

Robert I. Frenkel                 Secretary and      Since 2003      Managing Director and General Counsel,
 CAM                              Chief Legal                        Global Mutual Funds for CAM and its
 300 First Stamford Place         Officer                            predecessor (since 1994); Secretary of
 Stamford, CT 06902                                                  Citi Fund Management Inc.; Secretary of
 Age: 52                                                             certain funds associated with Citigroup
                                                                     Inc.; Chief Legal Officer of mutual funds
                                                                     associated with Citigroup Inc.

     The Fund's Audit Committee is composed of all directors who have been determined not to be "interested persons" of either the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are: (a) assist in the oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors and the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and
(c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors. This Committee met twice during the fiscal year ended December 31, 2003. The Fund adopted an Audit Committee Charter at a meeting held on February 4, 2004, a copy of which is attached to this Proxy Statement as Annex A.

     The Fund's Nominating Committee, the principal function of which is to select and nominate candidate nominees for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Breech, Dill,

Hutchinson, Mattis and Schlafly. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended December 31, 2003. The Fund adopted a Nominating Committee Charter at a meeting held on February 4, 2004, a copy of which is attached to this Proxy Statement as Annex B.

     The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

     o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

     o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o    the character and integrity of the person; and

     o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     During the fiscal year ended December 31, 2003, the Fund's Proxy Committee, whose principal function is to establish and monitor the Fund's policy on voting proxies of companies whose securities are held in the Fund's portfolio and determine the manner in which proxies for the Fund's securities are voted, held one meeting. In January 2004, the Proxy Committee was reconstituted to include all of the directors who are not "interested persons" of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards.

     During the fiscal year ended December 31, 2003, the Board of Directors met eight times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he/she was eligible.


REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 18, 2004, the Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence.

     Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2003.


   Submitted by the Audit Committee of the Board of Directors:

   Andrew L. Breech
   Carol L. Colman
   William R. Dill
   William R. Hutchinson
   Louis P. Mattis
   Thomas F. Schlafly

   March 15, 2004

     A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.


FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers, LLP ("PwC") in connection with the annual audit of the Fund's financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2003 and December 31, 2002 were $42,000 and $39,000, respectively, including out of pocket expenses.

     AUDIT RELATED FEES. There were no Audit Related Fees billed for the Fund for the years ended December 31, 2003 and December 31, 2002.

     In addition, there were no Audit Related Fees billed in the years ended December 31, 2003 and December 31, 2002 for assurance and related services by PwC to SBAM and any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund ("SBAM and such other entities together, the "Service Affiliates"), that were related to the operation and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided were not required to be approved by the Fund's Audit Committee).

     TAX FEES. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review, and tax distribution and analylsis planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2003 and December 31, 2002 were $3,500 and $6,000, respectively.

     There were no fees billed by PwC to the Service Affiliates for tax services for the period May 6, 2003 through December 31, 2003 that were required to be approved by the Fund's Audit Committee.

     ALL OTHER FEES. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2003 and December 31, 2002.

     All other fees billed by PwC to the Service Affiliates for other non-audit services for the period May 6, 2003 through December 31, 2003 that were required to be approved by the Fund's Audit Committee, which included the issuance of reports on internal controls under Statement of Auditing Standards No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750.

     Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by PwC to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     The aggregate non-audit fees billed by PwC for services rendered to the Fund for the fiscal years ended December 31, 2003 and December 31, 2002 were $3,500 and $6,000 respectively. The aggregate non-audit fees billed by PwC for services rendered to the Service Affiliates for the fiscal years ended December 31, 2003 and December 31, 2002 were $18.3 million and $6.4 million, respectively.

     The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC's independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

     A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.


ADDITIONAL MATTERS

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended December 31, 2003 and the total compensation paid to each Director by the Fund and other funds advised by SBAM and its affiliates for the calendar year ended December 31, 2003. Certain of the directors listed below are members of the Audit and Nominating Committees of the Fund and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, the Fund paid no remuneration during the fiscal year ended December 31, 2003 to Mr. Gerken who is an "interested person" as defined in the 1940 Act.


                                                             TOTAL COMPENSATION
                                                                FROM THE FUND
                                            AGGREGATE          AND OTHER FUNDS
                                           COMPENSATION      ADVISED BY SBAM AND
                                          FROM THE FUND      ITS AFFILIATES FOR
                                         FOR FISCAL YEAR        CALENDAR YEAR
NAME OF DIRECTORS                         ENDED 12/31/03       ENDED 12/31/03
-------------------------------------   -----------------   --------------------
                                                              DIRECTORSHIPS***

Andrew L. Breech ....................        $12,750            $   29,000(3)
Carol L. Colman .....................        $18,000            $  197,350(35)
William R. Dill .....................        $12,750            $   28,250(3)
William R. Hutchinson* ..............        $ 4,750            $  114,600(42)
Clifford M. Kirtland, Jr.** .........        $12,750            $   35,500(3)
Louis P. Mattis .....................        $11,250            $   25,250(3)
Thomas F. Schlafly ..................        $12,750            $   28,250(3)

----------
*    Mr. Hutchinson became a Director of the Fund on July 29, 2003.

**   Mr. Kirtland attained Director Emeritus status on January 15, 2004.

*** The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

     Upon attainment of age 80, directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to a director emeritus totaled $5,250.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the directors and officers of the Fund, persons who own more than 10% of the Fund's Common Stock, and SBAM and its directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that for the fiscal year ended December 31, 2003, all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year, except that Evan Merberg inadvertently failed to file on a timely basis his Initial Report on Form 3 with respect to the Fund, which has subsequently been filed.


RECENT DEVELOPMENTS

     A stockholder, Mr. Gary A. Bentz, has informed the Fund that he intends to solicit proxies for election to the Fund's Board of Directors of himself and five other individuals. Therefore, you may be receiving proxy solicitation material from Mr. Bentz.

REQUIRED VOTE

     The nominees as directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.


        PROPOSAL 2: STOCKHOLDER PROPOSAL REGARDING LIQUIDATING THE FUND

     Mr. Fred S. Strauss, 630 Fifth Avenue, Suite 2263, New York, NY 10111, has notified the Fund that he is the beneficial owner of 51,563 shares of the Fund's Common Stock and that he intends to introduce the proposal set forth below at the meeting.

          "I request that the shareholders be given an opportunity to vote and request that the Board of Directors consider liquidating the Salomon Brothers Fund."

          Mr. Strauss has submitted the following statement in support of his proposal:

          "SBF has performed poorly during the last few years, yet in spite of this bad performance the Fund has taken a bonus while shareholders have suffered double-digit losses.

          Liquidation would provide shareholders $2 per share above current price, with no taxes due by most shareholders since they have losses in SBF.

          The Fund no longer pays a reasonable dividend such as it did for so many years.

          The Fund is selling at a huge discount to asset value and management is taking no steps to reduce this discount. In fact, management, quite obviously, is satisfied to maintain this discount since it stops shareholders from leaving the Fund. Shareholders who are in need of cash or are displeased with the performance would not sell shares at a 14% discount.

          The Fund has spent more than $150,000,000 on purchasing shares in the second quarter, including shares in companies that are already in the portfolio (at full price) not taking advantage of the 14% discount at which the Fund is selling. Not one dollar was spent on stock repurchasing, which would have reduced the discount.

          The Board of Salomon Brothers is not an independent board looking after the interests of their shareholders. One director is on more than 200 boards, another on more than 30. All others are on multiple Smith Barney boards and are even entitled to retirement benefits. None of the Directors can exercise independent judgment when they depend on the good will of management to remain on the board creating an insurmountable conflict of interest.

          The Salomon Brothers Fund has been and is good for management and a disaster for the shareholders. Stockholders have no choice but to ask for liquidation of the Fund to get the value they deserve."


              YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                  YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL
                       FOR THE REASONS SET FORTH BELOW.

     THE BOARD OF DIRECTORS STRONGLY BELIEVES THAT MR. STRAUSS' PROPOSAL TO LIQUIDATE THE FUND IS A DRASTIC MEASURE THAT IS NOT IN THE BEST INTERESTS OF THE FUND'S STOCKHOLDERS.

     LAST YEAR, stockholders overwhelmingly rejected Mr. Strauss' proposal to open-end the Fund, a slightly different proposal from his current proposal, with 77.30% of voted shares cast against his proposal. The Directors believe that, by that vote, the stockholders clearly demonstrated their confidence in the long-term performance of the Fund.

     THIS YEAR, Mr. Strauss is proposing to liquidate the Fund. Liquidation means that the Fund will be permanently closed, its assets sold, and proceeds distributed proportionally to investors. Investors will then need to manage the cash themselves, or find another money manager or investment fund.

     LAST YEAR Mr. Strauss made many of the same arguments that he does in his current proposal.

     THIS YEAR, the Directors would like to respond to those same arguments as well as Mr. Strauss' additional arguments because the Directors believe, as they did last year, that his current proposal to liquidate the Fund does not reflect the interests of the vast majority of the Fund's stockholders:

     FIRST, MR. STRAUSS CLAIMS that despite poor performance during the past few years the Fund has taken a bonus.

     OUR RESPONSE is that Mr. Strauss should get his facts straight. First, the bonus Mr. Strauss is apparently referring to is a performance based fee put in place some years ago to emphasize the importance of good investment results. Under the plan, which is described on page 21 of the annual report that stockholders recently received, compensation to the Fund's investment manager, Salomon Brothers Asset Management Inc ("SBAM"), increases by a maximum annual adjustment of 0.10% only if and when the Fund's investment performance exceeds the investment records of the S&P 500 Index. The Fund's compensation decreases proportionately if the Fund underperforms the S&P 500 Index. Second, although in some recent periods the Fund has underperformed the S&P 500 Index, the Fund's performance for the year ended December 31, 2003 was excellent. The Fund returned 33.47% based upon the NYSE market price and 31.96% based upon its net asset value per share. This is in comparison to the S&P 500 Index average of 28.68% over the same time period (returns are based upon the 12-month period ended December 31, 2003, including the reinvestment of dividends and capital gains, if any).

     SECOND, MR. STRAUSS CLAIMS that liquidation of the Fund "would provide shareholders $2 per share above current price, with no taxes due by most shareholders since they have losses in SBF."

     OUR RESPONSE is that once again Mr. Strauss does not have the facts straight. Rather than losses in the Fund, there is in fact $310,542,692 in unrealized gains in the Fund as of December 31, 2003, representing over 22% of the total net assets of the Fund. Secondly, there can be no assurance to stockholders that liquidation of the Fund's assets would result in the receipt of the amount stated in Mr. Strauss' proposal or that liquidation would be a tax-free event. Liquidation is a typically lengthy process, especially for a fund of this size. In the time it could take to properly liquidate the Fund, many market and/or economic events could occur that would result in a change in the value of the Fund's assets and net asset value per share, and in its stock price. It is impossible to predict whether all or any of the uncertainties listed below could affect the value of the Fund's assets, although the potential for such uncertainties does exist:

     o The value of the Fund's assets may decline due to adverse market conditions during the time required to liquidate the Fund;

     o The costs and expenses involved in liquidation would reduce the amount stockholders receive;

     o The distributions received by stockholders upon liquidation will likely be treated for federal income tax purposes as a taxable sale and also subject stockholders to applicable state and local income taxes. The distributions may bring about unexpected tax consequences for some stockholders, depending upon the original purchase price of their shares, at a time that may not be economically opportune for them; and

     o Any contingent or unknown liabilities must be satisfied prior to any distribution to stockholders, therefore reducing the aggregate amount of distribution to stockholders.

     THIRD, MR. STRAUSS CLAIMS the Fund, in contrast to prior years, no longer pays a "reasonable" dividend.

     OUR RESPONSE is that the Fund's investment objective is, and has always been, growth and conservation of capital. The Directors believe that it is not appropriate for the Fund to sell portfolio securities simply in order to bolster the Fund's dividend payments. The Directors believe that the Fund's approach to the payment of dividends and distributions to stockholders is in furtherance of the Fund's objectives and is in the interest of the Fund's stockholders who have invested in the Fund for the longer term.

     FOURTH AND FIFTH, MR. STRAUSS CLAIMS the Fund is selling at a "huge" discount to asset value and management is taking no steps to reduce the discount, at least in part, in his opinion, to discourage shareholders from exiting the Fund. At the same time he states the Fund has spent $150,000,000 on purchasing portfolio securities in the second quarter.

     OUR RESPONSE is that the Directors are, in fact, concerned about the discount from net asset value at which the Fund's stock has been trading recently. Mr. Strauss seems to suggest, however, that the Fund should forego opportunities to purchase portfolio securities at times when the Fund's stock is trading at a discount. The Board strongly disagrees with Mr. Strauss' suggestion.

     The Directors regularly investigate and review the possible reasons for the discount and discuss possible approaches for reducing it. One of the approaches undertaken by the Directors includes share repurchase programs, which have tended to narrow the Fund's discount. The Board of Directors has directed the management of the Fund to repurchase shares of the Fund's Common Stock at such times and in such amounts as management believes will enhance stockholder value, subject to review by the Fund's Board of Directors. The Fund's stock repurchases are also limited by the Federal securities laws, which set constraints on the amount of stock the Fund can repurchase at any one time. From July 2002 to December 31, 2003, the Fund repurchased 980,400 shares with a total cost of $9,025,787, at a weighted average discount from net asset value of 14.6% per share.

     SIXTH, MR. STRAUSS questions the independence of the Fund's Board.

     OUR RESPONSE is that, first, both the Investment Company Act of 1940 (the "1940 Act") and the listing standards of the New York Stock Exchange (the "NYSE") set requirements for the independence of fund boards. And, in fact, the Fund has met and exceeded both the 1940 Act and NYSE requirements for many years, with six of the Fund's seven Directors satisfying the criteria for director independence. These six Directors are not employees of the Fund, nor are they employed or otherwise affiliated with SBAM or any other affiliate or service provider of the Fund. And second, while certain Directors do oversee a large number of funds advised by SBAM, we believe they bring years of valuable experience in corporate governance and the investment fund industry to their service on the Fund's Board.

     LASTLY, MR. STRAUSS ASSERTS, INCORRECTLY, that the Directors are entitled to retirement benefits.

     OUR RESPONSE is that they do not, contrary to Mr. Strauss' assertion, receive "retirement benefits" from any Salomon fund. Please see page 9 of the proxy statement as evidence (this same information appeared in last year's proxy statement).

     FURTHERMORE, THE DIRECTORS WOULD LIKE TO EMPHASIZE THAT ALL OF THE DIRECTORS OF THE FUND ARE INVESTORS IN THE FUND, WHICH ALIGNS THE INTERESTS OF THE FUND'S DIRECTORS WITH THE INTERESTS OF THE STOCKHOLDERS. The independent Directors have an average of fifteen years of experience serving as Directors of the Fund and have consistently exercised their independent judgment for the benefit of the Fund and its stockholders.

     IN SUMMARY, the Directors believe that there is an important continuing service to be provided to the Fund's stockholders and to the investing public by maintaining the operations of the Fund. The Directors believe that Mr. Strauss' projection of the benefits of liquidation is unrealistic, given the expenses that would be incurred during liquidation and the possible tax consequences for many shareholders. The Directors also believe that liquidation to eliminate the discount would be at the expense of stockholders who have invested in and wish to continue to invest in the Fund for the longer term. Stockholders considered and rejected Mr. Strauss' 2003 proposal to eliminate the discount by converting the Fund to an open-end fund by a margin of 77.30% of the votes cast on Mr. Strauss' proposal. It is the Directors' belief that this overwhelming rejection of the proposal conveys the continued confidence of a majority of the Fund's stockholders in the long-term performance of the Fund.

     YOUR VOTE AGAINST MR. STRAUSS' PROPOSAL WILL HELP TO ENSURE THE FUND'S CONTINUITY AS A CLOSED-END FUND, WHICH THE DIRECTORS BELIEVE IS IN THE LONG-TERM INTEREST OF ALL ITS STOCKHOLDERS.


REQUIRED VOTE

     Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter.

     The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of the Fund outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business.

     For purposes of determining whether there is a quorum at the Annual Meeting, abstentions and broker non-votes will be treated as shares that are present. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, proxies will be voted AGAINST approval of the proposal.

     The proposal is advisory only and asks the Board of Directors to consider taking the steps necessary to liquidate the Fund. The adoption of the proposal would not in itself result in any action. Should the proposal be approved by the Fund's stockholders, the Board of Directors will meet to determine if such liquidation is advisable. If the Board were to determine that it was in the best interests of the Fund and its stockholders to liquidate the Fund, you would be asked to consider a formal proposal from the Board at a later date.

     THE DIRECTORS BELIEVE THAT YOUR VOTE "AGAINST" THIS PROPOSAL IS IN THE BEST INTERESTS OF THE FUND AND ITS STOCKHOLDERS.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS AND OTHER STOCKHOLDER COMMUNICATIONS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2005 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 15, 2004. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Salomon Brothers Fund Inc, 125 Broad Street, New York, New York 10004) during the period from January 20, 2005 to February 18, 2005. However, if the Fund's 2005 Annual Meeting is held earlier than March 21, 2005 or later than June 19, 2005, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2005 Annual Meeting to the later of 60 days prior to the date of the 2005 Annual Meeting or 10 days following the public announcement of the date of the 2005 Annual Meeting.

     The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

     The CCO may be contacted at:

     Citigroup Asset Management
     Compliance Department
     399 Park Avenue, 4th Floor
     New York, NY 10022

     Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

     The Fund's Audit Committee Chair may be contacted at:

     The Salomon Brothers Fund Inc.
     Audit Committee Chair
     c/o Robert K. Fulton, Esq.
     Stradley Ronon Stevens & Young, LLP
     2600 One Commerce Square
     Philadelphia, PA 19103

     Any stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2003 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling 1-888-777-0102.

                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for such out-of-pocket expenses.

     In addition, D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that D.F. King will be paid by the Fund for such solicitation services in an amount estimated at $20,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (1) preparing, assembling and mailing material in connection with the solicitation,
(2) soliciting proxies by officers or employees, personally or by telephone or telegraph, (3), reimbursing brokerage houses, banks and other fiduciaries and
(4) compensating the proxy solicitor.

     If you have any questions or need assistance in voting, please contact D.F. King at its toll-free number, 1-800-423-2107.

                                OTHER BUSINESS

     The Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


March   , 2004

                                    ANNEX A

                            AUDIT COMMITTEE CHARTER

                  AMENDED AND RESTATED AS OF FEBRUARY 4, 2004

ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements
(iii) the qualifications and independence of the Fund's independent auditors and (iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.


DUTIES AND RESPONSIBILITIES

     The Fund's independent auditors are accountable to the Committee.

     The Committee shall:

     1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

     2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

     3. Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

----------
1 The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit

     4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

     5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

     6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue
          Code).

     7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

     8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

     9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

     10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or


----------
   outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and
   (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

   Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     11. For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

     12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

     13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

     14. For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited financial statements and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

     15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

     16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

     The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote


REPORTING

     The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate


LIMITS ON ROLE OF COMMITTEE

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

     In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment


AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                                                     Appendix A


                       Salomon Brothers Capital Fund Inc

                   Salomon Brothers Investors Value Fund Inc

                        The Salomon Brothers Fund Inc *














*Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to this fund only.

                                    ANNEX B

                          NOMINATING COMMITTEE CHARTER


ORGANIZATION

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.


RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.


EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

     o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

     o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o    the character and integrity of the person; and

     o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.


QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.


NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.


MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 4, 2004

                                                                     APPENDIX A


                       Salomon Brothers Capital Fund Inc

                   Salomon Brothers Investors Value Fund Inc

                         The Salomon Brothers Fund Inc

--------------------------------------------------------------------------------


            THE SALOMON                               YOUR VOTE IS IMPORTANT
         BROTHERS FUND INC                         VOTE BY INTERNET / TELEPHONE
                                                  24 HOURS A DAY, 7 DAYS A WEEK

             INTERNET                                       TELEPHONE                        MAIL

  https://www.proxyvotenow.com/sbf                        1-866-213-1446

o Go to the website address listed              o Use any touch-tone telephone.          o Mark, sign and date your proxy card.
  above.                                        o HAVE YOUR PROXY CARD READY.            o Detach your proxy card.
o HAVE YOUR PROXY CARD READY.             OR    o Follow the simple recorded       OR    o Return your proxy card in the
o Follow the simple instructions that             instructions.                             postage-paid envelope provided.
  appear on your computer screen.


                                                                                     Your telephone or Internet vote
                                                                                     authorizes the named proxies to vote
                                                                                     your shares in the same manner as if you
                                                                                     marked, signed and returned your proxy
                                                                                     card. If you have submitted your proxy
                                                                                     by the Internet or telephone there is no
                                                                                     need for you to mail back your proxy card.

                                                                                                 1-866-213-1446

                                                                                             CALL TOLL-FREE TO VOTE

                                                                                     ------------------------------------------




                                                                                     ------------------------------------------

-------------------------- v DETACH PROXY CARD HERE v --------------------------



[ ] PLEASE MARK, SIGN, AND RETURN                       [X]
    THIS PROXY PROMPTLY USING THE             VOTES MUST BE INDICATED
    ENCLOSED ENVELOPE.                       (X) IN BLACK OR BLUE INK.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1.   The election of directors

     FOR  [  ]            WITHHOLD  [  ]        EXCEPTIONS  [  ]
     ALL                  FOR ALL

Nominees: 01 Andrew L. Breech, 02 Carol L. Colman, 03 William R. Dill, 04 R. Jay Gerken, 05 William R. Hutchinson, 06 Louis P. Mattis, 07 Thomas F. Schlafly

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions
          ----------------------------------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.

                                                      FOR     AGAINST    ABSTAIN
2.   To request that the Board of Directors           [ ]       [ ]        [ ]
     consider liquidating the Fund

                                       -----------------------------------------

3. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the meeting.


                               To change your address, please mark this box. [ ]

                                       -----------------------------------------

                                        S C A N   L I N E

                                       -----------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Date                        Share Owner sign here       Co-Owner sign here

--------------------------  --------------------------  ------------------------

                                      4186

                         THE SALOMON BROTHERS FUND INC

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. Jay Gerken, Andrew B. Shoup and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Salomon Brothers Fund Inc (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting of Stockholders (the "Meeting") to be held at Salomon Brothers Asset Management Inc, 399 Park Avenue, 12th Floor, auditorium, New York, New York on Tuesday, April 20, 2004 at 3:00 p.m. and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy, if properly executed, will be voted in the manner directed by the stockholder.

     IF NO DIRECTION IS MADE TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AS DIRECTORS AND AGAINST PROPOSAL 2.

     Please refer to the Proxy Statement for a discussion of the proposals.

Please Sign and Date on Reverse Side and Mail
in Accompanying Postpaid Envelope.                 THE SALOMON BROTHERS FUND INC
                                                   P.O. BOX 11193
I will attend the meeting.  [ ]                    NEW YORK, N.Y. 10203-0193